UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2025

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14135 Midway Road, Suite G300
Addison, TX
(address of principal executive offices)
75001
(zip code)
866-432-6736
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 5 to Credit Agreement and Agency Resignation and Appointment

On April 18, 2025, E2open Intermediate, LLC, on behalf of E2open Parent Holdings, Inc. (“E2open”), E2open, LLC (the “Borrower”), a subsidiary of E2open, the other loan parties party thereto, Goldman Sachs Bank USA, as resigning administrative agent and resigning collateral agent (“GS”), UBS AG, Stamford Branch, as successor administrative agent and successor collateral agent (“UBS”) and the financial institutions parties thereto as lenders and issuing banks entered into Amendment No. 5 to Credit Agreement (the “Credit Agreement Amendment”), which amends that certain Credit Agreement dated as of February 4, 2021 (the “Existing Credit Agreement” as later amended and restated).

Under the Credit Agreement Amendment, (i) GS resigned as administrative agent and as collateral agent, and the required lenders appointed and UBS accepted such appoint to serve as successor administrative agent and successor collateral agent under the Existing Credit Agreement, (ii) each of the multicurrency tranche revolving maturity date and the USD tranche revolving maturity date were extended to February 4, 2028 (subject to a springing maturity date of 91 days inside the term loan maturity date), (iii) the borrower, the successor administrative agent and the revolving lenders terminated certain of the revolving commitments held by GS on a non pro rata basis and all of the revolving commitments held by Blackstone Holdings Finance Co. L.L.C. and (iv) the multicurrency tranche revolving commitment was reduced to $56,000,000 and the USD tranche revolving commitment was reduced to $67,750,000. The Borrower paid customary fees to UBS, as successor administrative agent and an extension fee to the revolving lenders.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment which is filed as Exhibit 10.1 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Agreement Amendment is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number		Description
10.1	—	Amendment No. 5 to Credit Agreement
104	—	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: April 28, 2025	By:	/s/ Susan E. Bennett
Susan E. Bennett
Chief Legal Officer & Secretary